Exhibit 99.1

TruBridge Announces Extension of Cooperation Agreement with Pinetree Capital

January 7, 2026 04:30 PM

Damien Leonard, President of Pinetree Capital Ltd. (TSX: PNP), to join the TruBridge Board of Directors

MOBILE, Ala. (January 7, 2026) – TruBridge, Inc. (“TruBridge” or the “Company”) (NASDAQ: TBRG), a healthcare solutions company, today announced that it has agreed to extend its cooperation agreement with Pinetree Capital Ltd. and L6 Holdings Inc. (together, “Pinetree”). Pinetree is the Company’s largest shareholder. Pursuant to the cooperation agreement, TruBridge will appoint Damien Leonard to its Board of Directors (the “Board”), effective January 12, 2026 (subject to material completion of customary onboarding procedures for members of the Board).

Mr. Leonard is expected to join the Board as an independent director and will be appointed to the Compensation Committee. In connection with this addition, the Board is increasing in size from nine to ten directors, eight of whom are independent. In addition to David Dye’s previously announced intention to not stand for reelection at the 2026 Annual Meeting of Stockholders which will conclude his 24 years of service on the Board, two additional directors will not stand for reelection at the 2026 Annual Meeting pursuant to the Board’s ongoing refreshment efforts. Following the 2026 Annual Meeting, the Board’s size will be seven directors.

Mr. Leonard is the President of Pinetree Capital Ltd. He has over a decade of public markets investing experience in Canada, the United States, Europe and Australia, focusing on small-cap and special situation investing in enterprise software and technology businesses.

“We are pleased to welcome Damien to our Board,” said Glenn Tobin, chairman of the Board. “We believe Damien’s investor perspective as well as his finance, capital markets and capital allocation experience, will be of great value to our Board. Adding Damien continues the process of Board refreshment to support our operational effectiveness and long-term strategy.”

Pursuant to the cooperation agreement, one additional director will not stand for reelection at the 2027 Annual Meeting of Stockholders. Additionally, in connection with the cooperation agreement, Pinetree has agreed to customary standstill, voting and other provisions. Mr. Leonard will waive his director’s fees in connection with his service on the Board.

“We are pleased to reach a constructive agreement with Pinetree,” said Chris Fowler, chief executive officer of TruBridge. “TruBridge is building momentum, and these initiatives will further enhance our ability to execute our growth strategy with favorable results. We are confident Damien will be a valued colleague and member of our Board, and investor in the Company, as we continue to capitalize on the significant opportunities ahead to create sustainable value for all of our stockholders.”

The full text of the cooperation agreement with Pinetree will be included as an exhibit to the Company’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission.

BofA Securities, Inc. is serving as advisor to the Company in connection with the Company’s shareholder engagement, and Sullivan & Cromwell LLP and Maynard Nexsen PC. are serving as legal counsel.

About TruBridge

TruBridge proudly supports rural and community healthcare providers in their efforts to stay strong, independent, and deeply rooted in the communities they serve. Backed by more than 45 years of healthcare experience and trusted by over 1,500 clients nationwide, we offer a mix of technology, services, and strategic expertise — including revenue cycle management (RCM), electronic health records (EHR) and analytics — all designed singularly for the realities of rural and community healthcare. With a steadfast commitment to keeping care local, TruBridge helps hospitals flourish as the economic heart of their communities, delivering high-quality, deeply personal care close to home.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to the Company’s ability to finalize the appointment of Mr. Leonard to the Board, to execute on the Company’s strategy and to enhance value for the Company’s stockholders are forward-looking statements. We caution investors that any such forward-looking statements are only predictions and are not guarantees of future performance. Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors include, with respect to finalizing the appointment of Mr. Leonard to the Board, the completion of the customary onboarding procedures and, with respect to the Company’s strategy and enhancing value, may include: saturation of our target market and hospital consolidations; unfavorable economic or market conditions that may cause a decline in spending for information technology and services; significant legislative and regulatory uncertainty in the healthcare industry; exposure to liability for failure to comply with regulatory requirements; transition to a subscription based recurring revenue model and modernization of our technology; competition with companies that have greater financial, technical and marketing resources than we have; potential future acquisitions that may be expensive, time consuming, and subject to other inherent risks; our ability to attract and retain qualified personnel in a global workforce; disruption from periodic restructuring of our sales force; slower than anticipated development of the market for Financial Health services; potential inability to properly manage growth in new markets we may enter; potential failure to effectively implement a new enterprise resource planning software solution; exposure to numerous and often conflicting laws, regulations, policies, standards or other requirements through our domestic and international business activities; potential litigation against us and investigations; our use of offshore third-party resources; competitive and litigation risk related to the use of artificial intelligence; potential failure to develop new products or enhance current products that keep pace with market demands; failure of our products to provide accurate and timely information for clinical decision-making; breaches of security and viruses in our systems resulting in customer claims against us and harm to our reputation; failure to maintain customer satisfaction through new product releases free of undetected errors or problems; failure to convince customers to migrate to current or future releases of our products; failure to maintain our margins and service rates; increase in the percentage of total revenues represented by service revenues, which have lower gross margins; exposure to liability in the event we provide inaccurate claims data to payors; exposure to liability claims arising out of the licensing of our software and provision of services; dependence on licenses of rights, products and services from third parties; failure to protect our intellectual property rights; exposure to significant license fees or damages for intellectual property infringement; interruptions in our power supply and/or telecommunications capabilities; potential inability to secure additional financing on favorable terms to meet our future capital needs; our substantial indebtedness, and our ability to incur additional indebtedness in the future; pressures on cash flow to service our outstanding debt; restrictive terms of our credit agreement on our current and future operations; changes in and interpretations of financial accounting matters that govern the measurement of our performance; significant charges to earnings if our goodwill or intangible assets become impaired; fluctuations in quarterly financial performance due to various factors; volatility in our stock price; failure to maintain effective internal control over financial reporting; inherent limitations in our internal control over financial reporting; vulnerability to significant damage from natural disasters; market risks related to interest rate changes; potential material adverse effects due to macroeconomic conditions; we do not anticipate paying dividends on our common stock; actions of activist stockholders against us; and other risk factors described from time to time in our public releases and reports filed with the Securities and Exchange Commission. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release.